UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 16, 2011 (August 10, 2011)
_______________

BIOCANCELL THERAPEUTICS INC.
 (Exact name of registrant as specified in its charter)

Delaware	333-156252	20-4630076
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

Beck Science Center, 8 Hartom St, Har Hotzvim, Jerusalem, Israel, 97775
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 972-2-548-6555

(Former name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On August 10, 2011, the Office of the Chief Scientist of the Israeli Ministry of Industry, Trade and Employment (the "Chief Scientist") approved a research and development grant for BioCancell Therapeutics Israel Ltd. the wholly-owned subsidiary of BioCancell Therapeutics Inc. (the "Subsidiary"), to develop BC-819 in a Phase IIb clinical trial as a treatment for pancreatic cancer. The budget approved in the grant is NIS 5,900,000 (approximately $1,676,000), of which the Subsidiary will receive a grant of up to NIS 2,200,000 (approximately $625,000). The grant is subject to the provisions of the Israeli Research & Development Law, 1984, including the payment of royalties from revenue from the medical use of BC-819, and the right of the Chief Scientist to recover any funds granted, together with interest and linkage to the Israeli CPI, if the R&D plan described in the grant request is stopped without Chief Scientist approval. In addition, the Subsidiary may not receive the full amount of the grant as a result of the budgetary procedures of the Chief Scientist.

This grant comes in addition to previous R&D grants from the Chief Scientist and the Israeli-U.S. Binational Industrial Research and Development (BIRD) Foundation for the development of BC-819 for various clinical applications.

This filing contains "forward-looking" statements, including statements that may relate to the further development and potential safety and efficacy of BC-819 or other products under development by BioCancell, as well as BioCancell's development strategy. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause the results of BioCancell to differ materially from those indicated by these forward-looking statements, including, among others, the risk that the U.S. Food and Drug Administration may require changes to the protocols and informed consents for clinical trials, which changes may have a material adverse effect on the timing of, and BioCancell's ability to conduct, those clinical trials, risks related to the clinical advancement of BioCancell's products, including, but not limited, to the risk that clinical trials may not demonstrate safety and efficacy sufficient to obtain the requisite regulatory approvals or to result in a marketable product and risks related to the potential for others to develop similar products. BioCancell does not undertake any obligation to update forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOCANCELL THERAPEUTICS, INC.

Dated: August 16, 2011	By:	/s/ Avraham Hampel
Avraham Hampel
Company Secretary